SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               __________________

                Date of Report (date of earliest event reported):
                                November 4, 2003


                         ALBANY MOLECULAR RESEARCH, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                   000-25323               14-1742717
  ----------------------------      ----------------       ------------------
  (State or other jurisdiction      (Commission File        (I.R.S. Employer
        of incorporation)                Number)           Identification No.)


              21 Corporate Circle, P.O. Box 15098, Albany, NY 12212
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (518) 464-0279
              ---------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 7. Exhibits

(c) Exhibits. The following exhibits are being furnished herewith:

Exhibits No.          Title
------------          -----------

    99.1              Albany Molecular Research, Inc. press release dated
                      November 4, 2003.


Item 12. Results of Operations and Financial Condition

On November 4, 2003, Albany Molecular Research, Inc. issued a press release announcing its financial results for the third quarter of 2003. That release referred to certain attached financial highlights for the third quarter of 2003. The full text of the press release, including the financial tables referred to within the release, which were posted on Albany Molecular Research, Inc.'s internet website, are furnished as Exhibit 99.1 hereto and are incorporated by reference herein.










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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: November 4, 2003                         ALBANY MOLECULAR RESEARCH, INC.


                                               By:  /s/ David P. Waldek
                                                  ------------------------------
                                                        David P. Waldek
                                                        Chief Financial Officer

                                  EXHIBIT INDEX


99.1 Press Release of Albany Molecular Research, Inc. dated November 4, 2003.